FBR Capital Markets Fall Investor Conference
December 3, 2008
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Exhibit 99.1

Forward Looking Statements
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
Statements in this presentation regarding The Bancorp, Inc.’s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including the words
“may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue,” or similar words. For further discussion of these risks and uncertainties, see The Bancorp, Inc.’s filings with the
SEC, including the “risk factors” section of The Bancorp Inc.’s Annual Report on Form10-K for the year ended December 31, 2007. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The
Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.
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The Bancorp, Inc. - Overview
An FDIC-insured commercial bank with a branchless deposit strategy that delivers a full array of commercial and consumer banking services both locally and nationally through private label banking products
–
Experienced senior management team with significant inside ownership
–
300 Employees in 8 Offices
–
Highly scalable, national in scope, private label banking business focused on four lines of business where we have achieved market leadership position by providing sponsorship, integrated payment solutions, and banking services to firms outsized in comparison to us
Health Care
Wealth Management
Merchant Processing
Prepaid Issuing
–
Target market for commercial lending is the greater Philadelphia-Wilmington metropolitan area
Consists of the 12 counties surrounding Philadelphia and Wilmington including Philadelphia, Delaware, Chester,
Montgomery, Bucks and Lehigh Counties in Pennsylvania, New Castle County in Delaware and Mercer, Burlington,
Camden, Ocean and Cape May Counties in New Jersey
The Bancorp, Inc. is a
Delaware corporation with
a wholly owned subsidiary,
The Bancorp Bank.

Senior Management
Highly experienced senior management team with an aggregate of over 140 years of experience providing middle market banking services
–
Management has a significant history together as most are former executives of a prior bank which was sold in November 1999
Inside ownership over 20.04% (fully diluted)
Senior management has a
significant ownership stake
in the company
Betsy Z. Cohen Chairman & Chief Executive Officer
Frank M. Mastrangelo President & Chief Operating Officer (The Bancorp, Inc.)
Martin F. Egan Senior Vice President & Chief Financial Officer
Donald F. McGraw, Jr Executive Vice President & Chief Credit Officer
Arthur M. Birenbaum Executive Vice President, Commercial Lending
Scott R. Megargee Executive Vice President, Consumer Lending
Peter Chiccino Chief Information Officer (The Bancorp Bank)
Jeremy Kuiper Managing Director (Stored Value Solutions)

Growth Engine
DEPOSITS
Private Label Banking: Capture stable, low-cost
core deposits
–
Health Care – HSA / FSA / HRA
–
Merchant Processing
–
Prepaid Card Issuing
–
Asset Managers
–
DTC Eligible / ERISA Qualified account (MDA)
–
Safeharbor IRA Rollovers
Generate low-cost core deposits through personal
and business checking and savings accounts
through the community bank
–
Check 21 / Remote Deposit Capture
1. For the quarter ended September 30, 2008
Net Interest Margin of 3.28%
INCOME
Non-Interest Income:
Merchant Processing
& Debit Issuing Fees
LOANS
Originates high-credit quality, well collateralized
loans to local businesses and individuals
–
Commercial lending, commercial & residential real
estate, construction lending
Automobile Fleet Leasing
Private Label Banking (National)
–
Asset Managers – generate consumer loans,
HELOC’s, installment loans and securities backed
loans
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Growth Engine: Lines of Business: Deposits
“Private-Label” Banking
–
Provider of private label banking services for non-bank businesses
–
Access large customer groups at low acquisition costs
–
Private label partners derive from our four main sources:
Open-loop private label  debit cards (prepaid cards)
–
Generated over $475 million in deposits as of 9/30/08
–
3rd largest open-loop debit issuer in the U.S.
Western Union, IDT, H&R Block, Higher One
–
Largest agent bank gift card issuer in the U.S.
Deluxe, Digital Insight
–
Extremely scalable operation - over 15 million active cards
–
Industry is expected to grow at a compound annual growth rate of over 32% between 2005 and 2009
Health Care
–
Scalable deposit gathering channel via HSA, HRA, and FSA accounts
–
Represents over $178 million in deposits as of  9/30/08
–
2nd
largest FSA issuing portfolio in U.S. with over 1.8 million cards issued
–
6   largest HSA custodian in  U.S. with over 123,000 accounts
–
Currently 26 partners covering over 22 million insured lives
Independence Blue Cross; Blue Cross Blue Shield of Louisiana , Wage Works, Evolution Benefits
The Bancorp, Inc. employs
a multi-channel growth
strategy
th

Growth Engine: Lines of Business: Deposits
Private Client
–
Deposit and asset gathering channel
–
Currently have 24 partners representing approximately $110 billion of assets under management
Over 7,000 investment advisors serving more than 280,000 clients
SEI Investments, Legg Mason
–
Master Demand Account (MDA) - DTC Registered / ERISA Qualified bank deposit account
Trades on the DTC & NSCC like Money Market Mutual Fund
FDIC insurance passed through to 401(k) participant
Schwab, Matrix, Sunguard
–
Safeharbor IRA Rollovers
Rollover Systems, WMSI
Merchant Processing
–
Deposit gathering and non-interest income channel
–
26   largest bank acquiring portfolio through 6/30/2008
–
Annualized processing volume in excess of $5 billion
–
3    party ACH originators, ISO Network (Independent Service Organizations)
BillMatrix; BankServ, Cash Systems, TSYS, Planet Payments
–
Over 300 private label partners
Remote Deposit Capture
–
Market leader in the industry
Distributed over 300 scanners
Processed over 170,000 transactions representing in excess of $600 million in deposits in 2008
The Bancorp, Inc. employs
a multi-channel growth
strategy
th
rd

7 Deposits The Bancorp has leveraged its private label partnerships to grow core deposits Note: as of 9/30/08

8 Deposits: Core By Lines of Business The Bancorp has leveraged its private label partnerships to grow core deposits Note: as of 9/30/08

Deposits: Private Label Deposits by Remaining
Contractual Term
The Bancorp has long term
(in many cases exclusive)
agreements in place with
its private label banking
partners.  90% of
agreements contain
provisions to automatically
renew at maturity.
Note: as of 9/30/08

Growth Engine: Lines of Business: Loans
Community Bank
Offers traditional community banking products and services
Leverages the business relationships developed during management team’s tenure in banking
Targets highly fragmented Philadelphia-Wilmington banking market
Leasing Portfolio
–
Automobile Fleet Leasing Portfolio
Eastern Corridor
Average Transaction
–
8-15 automobiles
–
$350,000
Acquired Mears Leasing in January 2005
Private Client
–
Deposit and asset gathering channel
–
Currently have 24 partners representing approximately $110 billion of assets under management
SEI Investments, Legg Mason
–
Generates consumer loans,  HELOC’s, installment loans, and securities backed loans
–
Represents approximately 8% of loan portfolio at 09/30/08
The Bancorp, Inc. employs
a multi-channel growth
strategy

Loan Portfolio Growth
Since 2000, The Bancorp
has grown total loans at a
compound annual growth
rate of approximately 64%
Proven track record at originating high quality community bank loans
–
Loan/deposit ratio currently stands at above 100%
–
NPA/Assets: 0.78%
2000 2001 2002 2003 2004 2005 2006 2007
Commercial 4,172 $       30,250 $       36,037 $          53,130 $          89,327 $          119,654 $        199,397 $            325,166 $
Commercial Mortgage 1,149          37,939          71,016             89,772             140,755           190,153           327,639               369,124
Construction 318             4,441            9,400               29,026             97,239             168,149           275,079               307,614
Direct Financing Leases, net 20,352        25,405          30,958             38,405             44,795             81,162             92,947                 89,519
Residential Mortgage 817             3,228            4,433               6,473               31,388             62,378             62,413                 50,193
Consumer Loans and Other 1,149          4,336            10,815             14,989             24,894             61,017             108,374               144,882
Total Loans 27,957 $     105,599 $     162,659 $        231,795 $        428,398 $        682,513 $        1,065,849 $         1,286,498 $
Supplemental loan data (1): 31-Dec-07 30-Sep-08
Construction 1-4 family  $167,485 $158,310
Construction commercial, acquisition
and development  140,129 173,781
  $307,614 $332,091
(1) Prior to December 31, 2007 Construction loans were reported as a single line item.
Note: as of 9/30/08

Credit Performance
Nine months ended
September 30, December 31,
2008 2007 2006 2005 2004 2003
(dollars in thousands)
Balance in the allowance for loan and lease losses at
beginning of period $        10,233 $   8,400 $ 5,513 $ 3,593 $ 1,991 $ 1,379
Loans charged-off:
Commercial 734 2,545 8 123 10 -
Lease financing 46 35 93 70 - 65
Construction 2,744 1,084 - - - -
Consumer 9 8 - 2 20 9
Residential mortgage 192 - - - - -
Total 3,725 3,672 101 195 30 74
Recoveries:
Commercial 151 73 12 15 - 1
Lease financing 5 8 - - - -
Construction - 10 - - - -
Consumer 4 14 1 - - -
Residential mortgage - - - - - -
Total 160 105 13 15 - 1
Net charge-offs (recoveries) 3,565 3,567 88 180 30 73
Provision charged to operations 8,800 5,400 2,975 2,100 1,632 685
Balance in allowance for loan and lease losses at end
of period $        15,468 $ 10,233 $ 8,400 $ 5,513 $ 3,593 $ 1,991
Net charge-offs/average loans 0.26% 0.30% 0.01% 0.03% 0.01% 0.04%

Acquisitions
The Bancorp has utilized
acquisitions to augment its
organic growth strategy
Stored Value Solutions Business Acquisition Mears Motor Livery Corp Acquisition
Deal Overview Deal Overview
Target Stored Value Solutions Business Target Mears Motor Livery Corp
Seller Marshall Bankfirst Corporation Seller Investor Group
Deal Type Financial Technology Company Deal Type Specialty Finance Company
Announcement Date Announcement Date
Announced Deal Value ($MM) 60.6 $           Announced Deal Value ($MM) 5.0 $
Status Completed Status Completed
Completion Date Completion Date
Deal Summary Deal Summary
Consideration Breakout Consideration Breakout
Cash ($MM) 48.5 $           Cash ($MM) 1.0 $
Common Stock ($MM) 12.1 $           Common Stock ($MM) 4.0 $
Common Stock Issued (shares) 722,733 Common Stock Issued (shares) 253,126
12/31/2004
1/3/2005
Wilmington, Del.-based Bancorp Inc. has acquired the Stored Value
Solutions business of Minneapolis-based Marshall Bankfirst Corp.
unit Sioux Falls, S.D.-based BankFirst. Stored Value Solutions provides customized and secure program development and issuing services to national stored value card program managers.
Wilmington, Del.-based Bancorp Inc. has acquired Orlando, FL-
based Mears Motor Livery Corporation from James C. Hartman and
Arrow Holdings. Mears is an automobile leasing business.
7/13/2007
11/30/2007

Selected Financial Information
For the  three
months
ended For the year ended December 31,
Operating Ratios
9/30/2008 2007 2006 2005 2004 2003
Return on average assets
0.06% 1.04% 1.19% 1.02% 0.79% 0.41%
Return on average equity
0.92% 9.15% 8.90% 5.69% 3.94% 4.93%
Net interest margin
3.28% 3.90% 4.32% 4.57% 3.86% 3.77%
Efficiency ratio
72.20% 51.76% 51.72% 58.94% 80.78% 93.14%
Book value per share
$   11.78 $   12.01 $   10.76 $     9.80 $     9.32 $     6.43
Shareholders' equity (millions)
$ 172.80 $ 176.30 $ 148.90 $ 134.90 $ 121.40 $   21.70

Balance Sheet Growth
Since 2000, The Bancorp
has grown total assets at a
compound annual growth
rate of approximately 46%
86,166
1,750,495
$0
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
$1,400,000
$1,600,000
$1,800,000
$2,000,000
2000 2001 2002 2003 2004 2005 2006 2007 9/30/2008
Deposits Loans Assets

16 Net Interest Margin Strong loan growth coupled with the ability to leverage deposit relationships has translated into TBBK’s net interest margin

Balance Sheet
Unaudited company financial statements
September 30,
2008 December 31,
(unaudited) 2007
ASSETS
77,233 $                 21,121 $
2,566 20,254
36,485 40,783
Total cash and cash equivalents 116,284 82,158
85,659 122,215
30,447 -
1,469,615 1,286,789
(15,468) (10,233)
1,454,147 1,276,556
7,009 6,660
7,539 9,686
50,135 50,173
11,256 12,006
18,466 8,928
Total assets 1,750,495 $           1,568,382 $
LIABILITIES
451,652 $              242,164 $
618,293 622,090
361,561 390,684
27,623 23,380
Total deposits 1,459,129 1,278,318
3,249 3,846
100,000 90,000
Long term borrowings 28,250 -
Subordinated debenture 13,401 13,401
2,796 4,865
1,353 1,693
Total liabilities 1,608,178 1,392,123
par value; issued and outstanding, 108,136 and  111,585
shares for September 30, 2008 and December 31, 2007, respectively value; issued and outstanding shares 14,563,919 and 14,560,470 for
September 30, 2008 and December 31, 2007 , respectively
138,876 138,808
23,871 25,106
(4,547) (2,216)
Total shareholders' equity 172,764 176,259
Total liabilities and shareholders' equity 1,780,942 $           1,568,382 $
Investment securities, Held-to-maturity
14,563 14,560
Loans, net
Intangible assets
Premises and equipment, net
Accrued interest receivable
Goodwill
Other liabilities
SHAREHOLDERS' EQUITY
Accrued interest payable
Other assets
Deposits
Time deposits
Demand (non-interest bearing)
Savings, money market and interest checking
Cash and due from banks
Interest bearing deposits
Federal funds sold
Cash and cash equivalents
(in thousands)
Investment securities, available-for-sale
Loans, net of deferred loan costs
Allowance for loan and lease losses
Accumulated other comprehensive loss
Securities sold under agreements to repurchase
Short term borrowings
Time deposits, $100,000 and over
Common stock - authorized, 20,000,000 shares of $1.00 par
Retained earnings
Additional paid-in capital
Preferred stock -authorized 5,000,000 shares of $0.01
1 1
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Current Initiatives For Future Growth
Asset/Liability Generation
–
Affinity Group Relationships
Continue to leverage the economies of scale of internally developed systems to provide banking products through affinity relationships
–
Stored Value Solutions Acquisition
Capitalize on the non-interest income and low-cost core deposits generated through the business
–
Community Bank
Continue to generate high quality loans and deposits in the highly fragmented Philadelphia/Wilmington marketplace
Operations
–
Leverage internally developed software to provide online and traditional banking products and services
Private label banking websites
–
Utilize third party service providers to capitalize on technical capabilities of selected vendors
Other Initiatives
Gain access to additional clearing platforms to increase distribution of the Master Demand Account, the NSCC / DTC settling bank depository product sold to retirement administrators and retail brokerage firms as a cash sweep vehicle
Extend and expand  the Prepaid relationships by offering clients commercial banking, EFT, acquiring, and other depository services not previously offered via the channel
The Bancorp made
significant investments to
build or acquire platforms
that will generate and
support future growth

Summary
Experienced and proven management team
Attractive growth opportunities in multiple lines of business
Fee income and deposit growth through affinity, merchant
processing, and debit issuing relationships
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